United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

Collective Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14770	43-1813160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue, Topeka, Kansas		66607
(Address of principal executive offices)		(Zip Code)

(785) 233-5171

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

 The following information is furnished pursuant to both Items 2.02 and 7.01.

 On August 31, 2012, Collective Brands, Inc., a Delaware corporation, issued a press release announcing its second quarter results for fiscal 2012, which ended July 28, 2012. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Collective Brands, Inc. dated August 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: August 31, 2012

	By:	/s/ Douglas G. Boessen
Douglas G. Boessen Division Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Collective Brands, Inc. dated August 31, 2012.